Exhibit 99(4)

                             SUBSCRIPTION AGREEMENT


                             SUBSCRIPTION FOR SHARES


NAME  OF  SUBSCRIBER:           ........................(the  "Purchaser")

SHARES  SUBSCRIBED  FOR:        ........................common  shares  of
                                CanArgo Energy Corporation  ("the  Shares")

TOTAL  SUBSCRIPTION  PRICE
FOR  THE  SHARES:               NOK..........


PLACEMENT  AGENTS:              The  shares  are  subscribed  for through
                                Sundal  Collier & Co ASA and Den norske
                                Bank ASA, DnB Markets (individually a "Agent" and collectively, the "Agents")

DATE  OF  SUBSCRIPTION:         18 August  2000

DELIVERY  OF  THE  SHARES:      Approximately  28 August  2000  at Purchaser's
                                Separate  VPS-  account

PURCHASER'S  SEPARATE
VPS-ACCOUNT:                    In  connection with the Purchaser's subscription
                                under this Subscription Agreement, the Purchaser hereby give the Agent where the Purchaser's subscription is made an irrevocably proxy to set up a separate VPS -account in the name of the Purchaser. This separate VPS-account shall for as long as the shares are restricted under Regulation S promulgated under the American Securities Act of 1933, and until a Prospectus under the Stock Exchange Regulation
                                Chapter 18 has been approved by the Oslo Stock
                                Exchange and made public by the company be blocked for all trades, hedging and similar transactions in favour of such Agent.

                                The Purchaser acknowledges that the Shares are the only securities to be held on the Purchaser's Separate VPS-account.

                                The Purchaser shall provide the Agent with the documentation required in connection with the establishing of the Purchasers Separate VPS-account.

SUBSCRIPTION  PRICE:            NOK  [  ]  per  Share

PAYMENT  INSTRUCTIONS:          Payment of the Total Subscription Price shall be
                                made in a wire transfer of NOK in immediately available funds to the Christiania Bank &
                                Kredittkasse ASA for deposit in account
                                no 6012 05 22771 on or prior to  __ August 2000

DELAYED PAYMENT:                On overdue payment, interest may be charged at
                                12 percent per annum. The Company or Agents reserve the right to cancel the subscription if Purchaser fails to comply with the Payment instructions and to seek indemnity from the Purchaser for any resulting losses, damages, costs and expenses in accordance with Norwegian law

REPRESENTATIONS  BY  PURCHASER: The  Purchaser  makes  the  representations, warranties and covenants to the Company set forth in Schedule 1 hereto, incorporated by reference herein, by his signature to this Agreement

PRIVATE  PLACEMENT:             The  Shares are offered in a private placement
                                pursuant to an existing exemption from the prospectus delivery requirements under
                                Norwegian  law  (the  Securities  Trade Act
                                1999 and in reliance upon and conformity with an exemption from the registration requirements of the United States Securities
                                Act  of  1993, as amended ("the Securities
                                Act") afforded by Regulation S promulgated under the Securities Act ("Regulation S") The
                                Offering will prior to the listing of the Shares require a prospectus under the Stock
                                Exchange Regulations, Chapter 18 (offering of more than 10 % of the share capital).

REGISTRATION  COVENANT:         The Company hereby covenants to and agrees with
                                the  Purchaser  that it shall use its
                                commercially reasonable efforts to prepare and file with the United States Securities and Exchange Commission a registration statement on Form S-3, if available, registering the Shares for resale under the Securities Act as soon as practicable after the date hereof upon the terms more fully set forth in Schedule 1 attached hereto. The Company's obligation to register the Purchaser's Shares is contingent, however, upon the Purchaser completing, executing and delivering to the Company the Questionnaire attached hereto as
                                Schedule 3. The Company also covenants that it will file and meet the requirements for a prospectus under the Stock Exchange Regulations, Chapter 18 (offering of more than 10 % of the share capital).

COMPLETE  AGREEMENT:            The Purchaser agrees to be bound by the terms of
                                this Agreement and the Schedules attached hereto including the Term Sheet; which form part of the Agreement

NOTICES: Any notices to the parties shall be given at the addresses included on the signatory page of this Agreement.

GOVERNING LAW:                  Norwegian law shall govern This Agreement,
                                although all material issues relating to the Securities Act and Regulation S shall be governed by United States law. The Parties consent to the Oslo City Court as exclusive venue to resolve any claim or dispute arising under this Agreement

                               Oslo, 18 August 2000


            SUNDAL COLLIER & CO ASA and DEN NORSKE BANK ASA, DNB MARKETS

                     ON BEHALF OF CANARGO ENERGY CORPORATION



                          _____________________________


              Address:       __________________________

                             __________________________

                             __________________________


                                   PURCHASER:


              Name:          __________________________

              Signature:     __________________________

              Organizational
              Number/  Birth
              Number         __________________________

              Address:       __________________________

                             __________________________

                             __________________________

          Fax  no:           __________________________


CanArgo  Energy  Corporation  -  Schedules 1 and 3 to the Subscription Agreement

On behalf of the Company and its US legal counsel we have been requested to distribute a new version of schedule 1 and the Questionnaire ("Schedule 3") referred to in the Subscription Agreement under "Registration Covenant"

Enclosed please find copies of a revised Schedule 1 and the new Schedule 3 to the Subscription Agreement. The principal revisions to Schedule 1 set forth the obligations of, and terms and conditions under which the Company has agreed to register your Shares for resale under the United States Securities Act of 1933, as amended (the"Act"). Schedule 3 is a Questionnaire that must bee completed by you in order that the Company may prepare the registration statement on Form S-3 referred to in the Term Sheet and Subscription Agreement.

                                   SCHEDULE 1

                                     TO THE

                      SUBSCRIPTION AGREEMENT FOR COMMON SHARES

                          OF CANARGO ENERGY CORPORATION

A. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents, warrants and covenants to the Company as follows:

1.     COMPLIANCE  WITH  UNITED  STATES  SECURITIES  LAWS.

Purchaser understands and acknowledges that (a) the Shares have not been and, except to the extent described in "Registration Covenant" below, will not be registered under the Securities Act of 1933 as amended (the "Securities Act"), and may not be offered or sold in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S, which definition is set out in Schedule 2 to the Subscription Agreement), unless such Shares are registered under the US Securities Act and any applicable state securities or blue sky laws or such offer or sale is made pursuant to exemptions from the registration requirements of such laws, (b) the Shares are being offered and sold pursuant to the terms of Regulation S promulgated under the Securities Act, which permits securities to be sold to non-"U.S. persons" in "offshore transactions" (as defined in Regulation S), subject to certain terms and conditions, (c) the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of the Purchaser set forth herein in order to determine the availability of the exemptions from registration under the Securities Act relied upon by the Company and the suitability of the Purchaser to acquire the Shares; (d) the Shares have been offered and sold to the Purchaser in an "offshore transaction" and Purchaser has not engaged in any "directed selling efforts", as each such term is defined in Regulation S, and (e) in the view of the Commission, the statutory basis for the exemption from registration claimed for this Offering would not be present if the Offering of the Shares, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act and, accordingly, the Purchaser is making the representations and warranties in this Schedule to evidence its compliance with the applicable requirements of the Securities Act and that its participation in such Offering is not a part of any such plan or scheme.

2.     STATUS  OF  PURCHASER.

(a) Purchaser is purchasing the Shares for its own account or for persons or accounts as to which it exercises investment discretion for investment and with no present intention to participate in a public distribution of the shares or any interest therein. Neither Purchaser nor such person or account is a "U.S. person" (as defined in Regulation S) and neither Purchaser nor such other person or account has any present intention to sell any of the Securities in the United States or to a U.S. person or for the account or benefit of a U.S. person either now or promptly after expiration of the first anniversary of the date hereof ("Restricted Period").

(b) Purchaser (and any person or account on whose behalf Purchaser is purchasing) is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in restricted securities (such as this Shares) and has reviewed and considered all information it deems relevant in making a decision to purchase the Shares. Purchaser acknowledges that it is capable of evaluating the merits and risks of an investment in the Shares and to make an informed decision relating thereto. In evaluating its investment, Purchaser has consulted its own investment and/or legal and/or tax advisors.

(c) Purchaser acknowledges that the Company has made available to Purchaser the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Shares and the business and financial condition of the Company and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished in accordance herewith. Purchaser and its advisors, if any, have received complete and satisfactory answers to all such inquiries.

(d) Purchaser has agreed to purchase the Shares for investment purposes and not with a view to a distribution. Purchaser is not an underwriter of, or dealer in, the Shares and is not participating, pursuant to a contractual arrangement, in the distribution of the Shares. To the extent that the Shares are registered in the name of Purchaser's nominee, Purchaser confirms that such nominee is acting as custodian for Purchaser of such securities.

(e) Purchaser understands that no U.S. Federal or state or any foreign governmental authority or agency has made or will make any finding or determination relating to the fairness for public investment in the Shares, or has passed upon or made, or will pass upon or make, any recommendation or endorsement of the Shares.

(f) If Purchaser is a partnership, corporation, trust or other entity, the individual executing this Subscription Note on its behalf represents and warrants that:

       (i) He or she has made due inquiry to determine the truthfulness of the representations and warranties made by the Purchaser in this Purchase Agreement; and

       (ii) He or she is duly authorized under the corporation's charter and by all requisite corporate action (and if the Purchaser is a partnership, trust or other unincorporated entity, by the agreements, deeds, indentures or other instruments pursuant to which such entity was organized and all requisite action to be taken by such entity) to make this investment and to enter into, execute and deliver this Subscription Agreement on behalf of such entity.

3.     RESTRICTIONS  ON  RE-SALE

(a) During the Restricted Period, Purchaser shall not engage in any activity for the purpose of, or which may reasonably be expected to have the effect of, conditioning the market in the United States for the Shares or directly or indirectly offer, sell, transfer, pledge or otherwise dispose of the Shares, any interest therein in the United States or to, or for the account or benefit of, a "U.S. person" (as defined in Regulation S). Purchaser hereby also agrees that it shall not, either directly or indirectly, sell short the Company's Shares of Common Stock in the over-the-counter market or otherwise in the United States or engage in any other hedging activities in the United States during the Restricted Period and it has not made any such sale in anticipation of purchasing the Shares.

(b) Purchaser understands that the Shares or any interest therein are only transferable on the books and records of the Transfer Agents and Registrar of the Common Stock of the Company. Purchaser further understands that the Transfer Agents and Registrar will not register any transfer of the Shares or any interest therein which the Company in good faith believes violates the restrictions set forth herein.

(c) Unless registered under the Securities Act, any proposed offer, sale, transfer, pledge or other disposition during the Restricted Period of any of the Shares or any interest therein shall be subject to the condition that Purchaser must deliver to the Company (i) a written certification that neither record nor beneficial ownership of the Shares or any interest therein, as the case may be, has been offered or sold in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S), (ii) a written certification of the proposed transferee that such transferee (or any account for which such transferee is acquiring such Shares or any interest therein, as the case may be) is not a "U.S. person" (as defined in Regulation S), that such transferee is acquiring such Shares or such interest therein, as the case may be, for such transferee's own account (or an account over which it has investment discretion) and for investment and not with a view to a distribution, and that such transferee is knowledgeable of and agrees to be bound by the restrictions on re-sale set forth in this section and Regulation S during the Restricted Period, and (iii) a written opinion of United States counsel, in form and substance satisfactory to the Company, to the effect that the offer, sale, transfer, pledge or other disposition of such Shares, or any interest therein, as the case may be, are exempt from registration under the Securities Act and any applicable state securities or blue sky laws.

(d) Purchaser will not, directly or indirectly, voluntarily offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) its rights under this Subscription Agreement or the Shares or any interest therein otherwise than in compliance with the Securities Act, any applicable state securities or blue sky laws and any applicable securities laws of jurisdictions outside the United States, and the rules and regulations promulgated thereunder.


4.     LEGENDS.

(a) Purchaser agrees for the duration of the Restricted Period that the stock certificates representing the Shares (but not the electronic registration of these in the VPS) shall bear the legend set forth below:

       "The Shares of Common Stock represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the "Act"), or any other securities laws, and have been issued in reliance upon the exemption from registration under the Act contained in Regulation S under the Act. Prior to 18 August, 2001, no offer, sale, transfer, pledge or other disposition (collectively, a "Disposal") of the Shares of Common Stock represented by this certificate may be made: (a) in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S) unless (i) registered under the Act and any applicable state securities or blue sky laws or (ii) exemptions from the registration requirements of such laws are available and CanArgo Energy Corporation (the "Company") receives a written opinion of United States legal counsel in form and substance satisfactory to it to the effect that such Disposal is exempt from such registration requirements; and (b) outside of the United States or to, or for the account or benefit of a person who is not a "U.S. person" (as defined in Regulation S) unless (i) the beneficial owner of such Shares and the proposed transferee submit certain certifications to the Company and (ii) the Company receives a written opinion of United States legal counsel in form and substance satisfactory to it to the effect that such Disposal is exempt from the registration requirements of the Act."

5.     RE-OFFERS  BY  PURCHASER  IN  THE  UNITED  STATES.

If Purchaser publicly re-offers all or any part of the Shares in the United States, Purchaser (and/or certain persons who participate in any such re-offer) may be deemed, under certain circumstances, to be an "underwriter" as defined in
Section 2(11) of the Securities Act. If Purchaser plans to make any such re-offer, it will consult with United States legal counsel prior to any such re-offer in order to determine its liabilities and obligations under this Subscription Note, the Securities Act and any applicable state securities or blue sky laws.

6. DUE EXECUTION, DELIVERY AND PERFORMANCE OF THE PURCHASE AGREEMENT AND OTHER OBLIGATIONS.

Purchaser has full right, power, authority and capacity to enter into this Subscription Agreement and to consummate the transactions contemplated hereby. Upon the execution and delivery of this Purchase Agreement by Purchaser, this Purchase Agreement shall constitute the legal, valid and binding obligations of Purchaser, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization or other similar laws, relating to or affecting the enforcement of creditors rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.


7.     SURVIVAL  OF  REPRESENTATIONS,  WARRANTIES  AND  AGREEMENTS

Notwithstanding any investigation made by Purchaser, all covenants, agreements, representations and warranties made by Purchaser herein shall survive the delivery to Purchaser of the Shares.


B.     REGISTRATION  COVENANTS.

       (a) As soon as practicable after the date hereof, the Company shall use its commercially reasonable efforts to effect such registration of the Shares under the Securities Act as would permit or facilitate the sale and distribution of all of such Shares and, in connection therewith, shall prepare and file with the SEC and shall use commercially reasonable efforts to cause to become effective a Form S-3, if available, covering the shares; provided, however, that the Company shall not be obligated to effect more than one such registration, and; provided, further, however, that the Purchaser shall provide all such information and materials relating to the Purchaser as the Company may reasonably request and as may be required to be disclosed pursuant to applicable SEC rules and regulations, and take all such action as may be reasonably required in order to permit the Company to comply with all the requirements of the SEC applicable to selling security holders in order to cause the Form S-3 to be declared effective by the SEC, such provision of information and materials to be a condition precedent to the obligations of the Company pursuant to this Agreement.

       (b) Notwithstanding subparagraph (a) above, the Company shall be entitled on not more than one occasion in any 365 day period to postpone the declaration of effectiveness of any registration statement prepared and filed pursuant to subparagraph (a) for a reasonable period of time, but not in excess of 60 calendar days after the applicable deadline, if the Board of Directors of the Company, acting in good faith, determines that there exists a the happening of any event during the period that a registration statement described in subparagraph (a) hereof is required to be effective as a result of which, in the reasonable judgement of the Company, such registration statement or the related prospectus contains or may contain any untrue statement of a material fact or omits or may omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

       (c) The Purchaser agrees that, upon receipt of any notice from the Company of the happening of a Material Event, the Purchaser will forthwith discontinue any disposition of Shares pursuant to any registration statement described in Subparagraph (a) until the Purchaser's receipt of copies of supplemented or amended prospectuses prepared by the Company (which the Company will use its commercially reasonable efforts to prepare and file promptly), and, if so directed by the Company, the Purchaser will deliver to the Company all copies in their possession, other than permanent file copies then in the Purchaser's possession, of the prospectus covering such Shares current at the time of receipt of such notice. So long as the Purchaser is deemed an "affiliate" of the Company within the meaning of Rule
               144(a)(1) it agrees to discontinue disposition of the Shares during any restricted trading periods imposed on affiliates by any domestic or foreign securities laws, rules or regulations applicable to the Company, including, without limitation, any rules and regulations of any exchange on which the Shares are then listed for trading.

       (d) Except as set forth in subparagraph 2, the company shall (i) prepare and file with the sec the registration statement in accordance with subparagraph (a) hereof with respect to the shares and shall use commercially reasonable efforts to cause such registration statement to become effective as provided in subparagraph (a) and to keep such registration statement described in subparagraph (a) continuously effective until the earlier to occur of (a) the sale of all of the shares so registered and (b) the first anniversary of the closing date
               (it being understood that the company's obligations under subparagraph (a) shall not be satisfied until such occurrence);
               (ii) furnish to the purchaser such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus), as the purchaser may reasonably request in order to effect the offering and sale of the shares to be offered and sold, but only while the company shall be required under the provisions hereof to cause such registration statement to remain current; (iii) use its commercially reasonable efforts to register or qualify the shares of the shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the purchaser shall reasonably request (provided that the company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified), and do any and all other acts or things which may be reasonably necessary or advisable to enable the purchaser to consummate the public sale or other disposition of the shares in such jurisdictions; (iv) cause all such shares to be listed on the Oslo Stock Exchange and, in connection with any registration of the shares under the securities act, the National Association of Securities Dealers, inc. Automated quotation system or over the counter bulletin board on which similar securities issued by the company are then listed; (v) notify the purchaser of any material event; (vi) so long as any registration statement described in subparagraph (a) remains effective, promptly prepare, file and furnish to the purchaser a reasonable number of copies of any supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (vii) notify the purchaser promptly after it shall receive notice thereof, of the date and time any registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed; (viii) notify the purchaser promptly of any request by the sec for the amending or supplementing of such registration statement or prospectus or for additional information; and (ix) advise the purchaser promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of any registration statement or the initiation or threatening of any proceeding for that purpose and promptly use commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

       (e) The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Shares" shall be deemed to include the common stock, if any, that the Purchaser would be entitled to receive in exchange for its securities under any such merger, consolidation or reorganization; provided, however, that, to the extent the Purchaser receives securities that are by their terms convertible into or exercisable or exchangeable for common stock of the issuer thereof, then only such shares of common stock as are issued or issuable upon conversion, exercise or exchange of said convertible, exercisable or exchangeable securities shall be included within the definition of "Shares".

       (f) The company shall pay all costs and expenses incurred in connection with any registration of shares pursuant to subparagraph (a), including, without limitation, all commissions, transfer taxes, sec, nasd and "blue sky" registration and filing fees, printing expenses, transfer agents' and registrars' fees, and the fees and disbursements of the company's outside counsel and independent accountants. With respect to any registration of shares under subparagraph (a). The purchaser shall pay its own costs and expenses and all commissions, discounts, SEC and "blue sky" registration, qualification and filing fees applicable to the shares included therein.

       (g) The company's obligation to register the shares pursuant to this agreement may not be assigned by the purchaser to any person or entity without the company's prior written consent.

       (h) The registration rights set forth in subparagraph (a) shall terminate at such time as all of the Shares then held by the Purchaser can be sold by the Purchaser in accordance with the provisions of Rule 144 or its equivalent under the Securities Act or have been sold pursuant to a transaction effected through the facilities of the Oslo Stock Exchange in accordance with the provisions of Rule 904.


                                   SCHEDULE 2

                                     TO THE

                      SUBSCRIPTION AGREEMENT FOR COMMON SHARES

                          OF CANARGO ENERGY CORPORATION

                  DEFINITION OF U.S. PERSON UNDER REGULATION S



1.   U.S.  PERSON

     (a)     "U.S.  person"  means:

             (i)     Any  natural  person  resident  in  the  United  States;

             (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

             (iii) Any estate of which any executor or administrator is a U.S. person;

             (iv)    Any  trust  of  which  any  trustee  is  a  U.S. person;

             (v) Any agency or branch of a foreign entity located in the United States;

             (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

             (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

             (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the Securities Act) who are not natural persons, estates or trusts.

     (b) Notwithstanding paragraph (1)(a) of this rule, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

     (c) Notwithstanding paragraph (1)(a), any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

             (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

             (ii)    The  estate  is  governed  by  foreign  law.

     (d) Notwithstanding paragraph (1)(a), any trust of which any professional fiduciary acting as a trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

     (e) Notwithstanding paragraph (1)(a), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

     (f) Notwithstanding paragraph (1)(a), any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

             (i)     The agency or branch operates for valid business reasons;
                     and

             (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

     (g) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter- American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

2. UNITED STATES. "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

                                   SCHEDULE 3

                                       TO

                     SUBSCRIPTION AGREEMENT FOR COMMON SHARES

                         OF CANARGO ENERGY CORPORATION

                      SELLING SECURITYHOLDER QUESTIONNAIRE
                      ------------------------------------


Ladies  and  Gentlemen:

          It is expected that the undersigned will be a Selling Securityholder to be named in a forthcoming registration of a secondary offering of common stock, $.01 par value per share, ("Common Stock) of CanArgo Energy Corporation (the "Company"). The undersigned hereby furnishes the following information for use by the Company in connection with the preparation of a Registration Statement on Form S-3 (the "Registration Statement") to be filed with the Securities and Exchange Commission ("SEC").

          Please answer every question. If the answer to any question is "no", "not applicable" or "as stated", please so state. Complete all questions with information correct as of 18 August, 2000, unless otherwise indicated. If there is not enough room for your answer to any of the following questions, please use separate sheets and attach them to the questionnaire.


1. Please type or print your name exactly as it should appear in the Registration Statement. Provide your current address.



Name:            ___________________________________________

Principal  Residence  or  Mailing  Address:     __________________________

                                                __________________________

                                                __________________________

2.     Your  Security  Holdings

(a) State the total number of shares of Common Stock owned "beneficially" by you as of 18 August, 2000:


TITLE  OF                                       NUMBER  OF  SECURITIES  OWNED
SECURITY                                        BENEFICIALLY  AS  OF
                                                18 August,  2000
-----------------------------------------------------------------------------

Common  Stock . . . . . . . . . . . . . . . . .


(b) If, as a result of applying the rules regarding beneficial ownership summarized in Appendix A to this Questionnaire, you have included in the amount stated in response to Question 2(a) above securities which are not owned of record by you, please give details as to the nature of such "beneficial" ownership of such securities and state the amount of the securities so owned.


TITLE  OF                    NUMBER  OF                    NATURE  OF BENEFICIAL
SECURITY                     SECURITIES                    OWNERSHIP
--------------------------------------------------------------------------------

Common  Stock . . . . . . .


(c) If, as a result of applying the rules regarding beneficial ownership summarized in Appendix A to this Questionnaire, you have excluded from the amount stated in response to Question 2(a) above securities which are not owned of record by you, please state the amount so excluded and explain why you are not the "beneficial" owner of such securities.


TITLE  OF                        NUMBER  OF          EXPLANATION  OF  NON-
SECURITY                         SECURITIES          BENEFICIAL  OWNERSHIP
--------------------------------------------------------------------------


Common  Stock . . . . . . .


(d) If you share beneficial ownership, i.e., share voting power or investment power as defined in Appendix A, please indicate the other beneficial owner(s) and describe the circumstances below.



TITLE  OF              NUMBER  OF                    NAME  OF  PERSON  AND
SECURITY               SECURITIES                    NATURE  OF  SHARED  VOTING
                                                     OR  INVESTMENT  POWER
-------------------------------------------------------------------------------


Common  Stock . . . . . . .


3. Indicate below any person or entity that acts together with you in acquiring, holding, voting or disposing of securities of the Company and may therefore be considered to be a part of a "group" with you for United States federal securities law purposes:


TITLE  OF                        NUMBER  OF               NAME  OF  PERSONS
SECURITY                         SECURITIES               IN  GROUP
---------------------------------------------------------------------------

Common  Stock . . . . . . .


4. If you have the right to purchase any additional securities of the Company of any class, please indicate the number of securities you have a right to purchase and any contingencies relating to the same.

TITLE  OF         NUMBER  OF
SECURITY          SECURITIES               CONTINGENCIES
--------------------------------------------------------

Common  Stock . .



5. Unless otherwise indicated below, all of the shares of Common Stock purchased by you will be included in the Registration Statement. Such number of shares of Common Stock represent the maximum number of such securities, which may be included by the Company on the Registration Statement to be registered for sale by you. Indicate below by check mark whether you wish all of such shares of Common Stock to be registered, or whether you wish a lesser number to be registered, in which case insert such lesser number. As stated above, security holders who fail to complete this question will have all of such securities registered.

TITLE  OF              PLEASE  REGISTER  ALL            REGISTER  THE  FOLLOWING
SECURITY               SUCH  SECURITIES                 LESSER  NUMBER  OF
                                                        SECURITIES
---------------------------------------------------------------------------

Common  Stock . . . . .                             or

6. (a) Please describe any position, office or other relationship which you have had with the Company or any person or entity affiliated with the Company during the last three years. For purposes of this Question 6, a person or entity is "affiliated" with the Company if that person or entity directly, or indirectly through intermediaries, controls or is controlled by, or is under common control with, the Company.

     Answer:


       (b) Does blood, marriage or adoption relate you to an executive officer or director of the Company or any person who has been chosen to become a director or officer of the Company?

            Relationships more remote than first cousin need not be mentioned.

            If yes, please identify the officer or director and describe the nature of the relationship.

       Answer:

       (c) Have you been a member or employee of, or otherwise associated with any firm that has provided accounting services to the Company in the last fiscal year or that the Company proposes to have perform such services in the current fiscal year? If yes, please describe:

       Answer:

7. Do you know of any voting trust, agreement or other plan or arrangements designed to control or direct the voting of the Company's Capital Stock? If so, please describe in detail:

     Answer:
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________


8. Are you a party to or are you aware of any contractual arrangements, including any pledge of securities of the Company, the operation or the terms of which may at a subsequent date result in a change of control in the Company? If so, please describe.


     Answer:


9.     Transactions  with  the  Company
       --------------------------------

       Have you, any member of your "immediate family" or any firm, corporation or other entity with which you or any immediate family member had, have or will have a position or relationship, had a direct or indirect interest in any transaction or proposed transaction to which the Company was or is to be a party?

       The term "immediate family" means your spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law.

       You may exclude a transaction if the amount involved in the transaction or series of similar transactions, including all periodic payments in the case of a lease or other agreement providing for periodic payments, does not exceed $60,000. If yes, please describe:


       Answer:


10.     Plan  of  Distribution
        ----------------------

        Please read the following description of a proposed plan of distribution of your Shares and if conforms with the manner of your proposed sale of the Shares kindly check to box provided below:

        The following correctly summarizes the intended manner of the undersigned's proposed distribution of its Shares (the terms "we" and "us" refer to the Company).

     " We are registering the Common Stock on behalf of the Selling Stockholders. As used herein, the term Selling Stockholders includes donees and pledgees selling shares received from the Selling Stockholders after the date of this Prospectus. All costs, expenses and fees in connection with the registration of the Common Stock offered hereby will be borne by us. Brokerage commissions and similar selling expenses, if any, attributable to the sale of the Common Stock by the Selling Stockholders will be borne by the Selling Stockholders. The sale of the Common Stock by the Selling Stockholders may be effected from time to time in transactions (which may include block transactions by or for the account of the Selling Stockholders) through the facilities of a national or foreign stock exchange on which the shares may be listed for trading, in the over-the-counter market or in negotiated transactions, through the writing of options on the Common Stock, a combination of such methods of sale or otherwise. Sales may be made at fixed prices, which may be changed, at market prices prevailing at the time of sale, or at negotiated prices. Such transactions may or may not involve brokers or dealers. The Selling
Stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of its securities, nor is there an underwriter or coordinating broker acting in connection with the proposed sale of the Common Stock.

     The Selling Stockholders may effect such transactions by selling their Common Stock directly to purchasers, through broker-dealers acting as its agents or to broker-dealers who may purchase shares as principals and thereafter sell the Common Stock from time to time through the facilities of a national or foreign stock exchange on which the shares may be listed for trading, in the over-the-counter market, in negotiated transactions or otherwise. Such broker-dealers, if any, may receive compensation in the form of discounts, concessions or commissions from the Selling Stockholders and/or the purchasers for whom such broker-dealers may act as agents or to whom they may sell as principals or both (which compensation as to a particular broker-dealer may be in excess of customary commissions). The Selling Stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the Common Stock against certain liabilities, including liabilities arising under the Securities Act.

     The Selling Stockholders and broker-dealers, if any, acting in connection with such sale might be deemed to be underwriters within the meaning of
Section 2 (11) of the Securities Act and any commission received by them and any profit on the resale of the Shares might be deemed to be underwriting discounts and commissions under the Securities Act. Because the Selling Stockholders may be deemed to be an "underwriter" within the meaning of Section 2 (11) of the Securities Act, they may be subject to the prospectus delivery requirements of the Securities Act. We have informed the Selling Stockholders that the anti-manipulative provisions of Regulation M promulgated under the Securities Exchange Act of 1934, as amended, may apply to its sales in the market.

     We also understand that some or all of the Common Stock offered hereby may from time to time be sold pursuant to Rules 144, 144A or 904 under the Securities Act provided the requirements of such rules, including, without limitation, the holding period and the manner of sale requirements, are met."

The answers to the foregoing questions are true and accurate to the best of my information and belief. I agree to promptly notify Anthony Potter at 001 403 777-4283 of any changes in the foregoing answers which should be made as a result of prior inaccuracies or developments occurring before the effective date of the proposed Registration Statement.



                    Name  of  Securityholder:  _____________________________
                                                (Please  Type  or  Print)

Date:               Signature:                 _____________________________
                                                 Authorized  Signatory


                            APPENDIX A - DEFINITIONS
                            ------------------------



ASSOCIATE  AND  ASSOCIATED:
--------------------------

          "Associate" and "associated" are used to indicated the existence of a relationship with another person or entity. A person is an associate of (and associated with) each of the following:

          (a)     Any  business  or  other  enterprise  of  which  he  is

                  (i)     a  partner,  officer  or  director;  or

                  (ii) directly or indirectly, the beneficial owner of 10% or more or any class of equity securities;

           (b) Any trust or estate in which he has a beneficial interest or of which he is a trustee, executor, administrator or similar fiduciary; and

           (c) Any member of his family. (Immediate family includes one's spouse; parents; children; siblings; mothers and fathers-in-law; and brothers and sisters-in-law.)

BENEFICIAL  AND  BENEFICIALLY:
-----------------------------

          "Beneficial" and "beneficially" refer to ownership of securities registered in a person's name, or in bearer form, or otherwise held by him or by others for his benefit (including those held in trusts in which he has an interest; those held for his account by pledgees; those owned by a partnership of which he is a member; those owned by any corporation which he should regard as a personal holding corporation; or those held in the name of another person if by reason of arrangement he obtains benefits substantially equivalent to ownership or can vest and revest title in himself immediately or at some future date).


          Under revised rules adopted by the Securities and Exchange Commission, you are deemed to be the beneficial owner of a security if you directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise (1) have or share voting power, or (2) have or share investment power over the security. Voting power includes the power to vote, or to direct the voting of, a security. Investment power includes the power to dispose of the security or to direct its disposition.


     If you are a trustee, you are the beneficial owner of equity securities held in trust where you or members of your immediate family have a vested interest in the income or principal of a trust or own a beneficial vested interest in a trust. Where you are the settlor of a trust and you retain the power to revoke the trust without the consent of all the beneficiaries, you are the beneficial owner.

          You are also the beneficial owner of any security of which you have a right to acquire beneficial ownership at any time within 60 days. For example, you beneficially own any security that you are entitled to acquire within 60 days through any means, including but not limited to (1) the exercise of any option, warrant, or right, (b) conversion of a convertible security, (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement. In addition, any person who acquires an option, warrant, right to convertible security or any power specified in (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such option, warrant, right, convertible security or power.

          If any equity securities of the Company are held by a corporation of which you are a majority shareholder, you are deemed the beneficial owner of such securities.

          In the absence of special circumstances you should include as beneficially owned by you any equity securities of the Company held in the name of your spouse, your minor children, or in the name of a relative who shares your home. The conclusion that you own such securities is based on the fact that such a relationship ordinarily would result in your having the power to exercise a controlling influence over either the purchase, voting or the disposition of such securities. The Securities and Exchange Commission takes the position that you also own such securities if you obtain benefits substantially equivalent to those of ownership, such as the "applica-tion of the income derived from such securities to maintain a common home [or] to meet expenses which [you] otherwise would meet from other sources. However, you are entitled to disclaim beneficial ownership of such securities if in your judgment the circumstances appear to justify a disclaimer.


Under the Securities and Exchange Commission's new beneficial ownership rules, all equity securities of the Company owned by you must be aggregated in calculating the number of shares beneficially owned by you, regardless of the form which such ownership takes. Please note that under the new rules, a single security may be deemed to be beneficially owned by more than one person.


CONTROL  OR  CONTROL  PERSON:
----------------------------

"Control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a company, whether through the ownership of voting securities, by contract or otherwise. Every person who, by or through stock ownership, agency, or otherwise, or who, pursuant to or in connection with an agreement or understanding with one or more other persons by or through stock ownership, agency, or otherwise, controls any person is a "control person."


GROUP:
-----

A "group" exists when two or more persons act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding or disposing of securities of a company.
               ----------


INTEREST:
--------

In addition to a direct interest, the term "interest" includes any indirect interest such as through a partnership, corporation, trust or estate of which one is a partner (other than a limited partner owning less than a 10% interest in the partnership), officer, director, holder of a 10% or more equity interest, trustee, executor, administrator or similar fiduciary.


SECURITY  AND  SECURITIES:
-------------------------

"Security" and "securities" mean any note, stock, treasury stock, bond, debenture, evidence of indebte dness, certificate of interest or participation in any profit sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral right, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase any of the foregoing.